SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey
(Address of principal executive offices)		07719 (Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a) (a) None.

(b) (b) None.

(c) (c) Exhibits:

Exhibit 99.01: Press Release dated October 28, 2003

Item 12, Results of Operations and Financial Condition

On October 28, 2003, the Registrant issued a press release regarding its fourth quarter and fiscal 2003 results and increase to its dividend. The Registrant is filing this press release as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: October 28, 2003	By:	/s/Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01:	Press Release Entitled: NEW JERSEY RESOURCES REPORTS FISCAL 2003 RESULTS; INCREASES DIVIDEND 4.8 PERCENT